April 18, 2016

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
(MRFOX)

Series of Ultimus Managers Trust

Supplement to Prospectus
dated December 28, 2015

This supplement updates certain information contained in the Prospectus for the Marshfield Concentrated Opportunity Fund (the "Fund").  For more information or to obtain a copy of the Fund's Prospectus or Statement of Additional Information, free of charge, please contact the Fund at 1-855-691-5288.

Effective immediately, delete the first paragraph of the Principal Investment Strategies disclosure on page 3 of the Prospectus and replace with the following paragraph:

The Fund seeks the dual goals of capital preservation and the long-term growth of principal, while targeting a pattern of performance at variance with that of the market. The Fund seeks to achieve its investment objective by investing principally in a portfolio of common stocks of companies traded on United States ("U.S.") securities exchanges or over-the-counter markets that exhibit low valuations based on the Adviser's analysis of the companies' intrinsic value. The Fund may invest in companies of any capitalization size, including large-cap, mid-cap and small-cap companies. The Fund will typically hold from 16-24 equity securities plus a cash position. The cash position will, on average, be in the range of 0-25% of the portfolio and will be an output of the Adviser's buy and sell decisions, not a tactical maneuver.

Information about the Fund is now available on its website: www.marshfieldfunds.com.

Investors Should Retain this Supplement for Future Reference